                                                                 EXHIBIT 10.1.12


                             AMENDMENT NO. 2 TO THE

                         RECEIVABLES PURCHASE AGREEMENT

                         (PARALLEL PURCHASE COMMITMENT)

                           AND THE COMPANY AGREEMENT


                 AMENDMENT AGREEMENT dated as of May ___, 1994 among FIRST FIDELITY BANK, NATIONAL ASSOCIATION (formerly known as First Fidelity Bank, N.A., Pennsylvania, and prior to that known as Fidelity Bank, National Association), a national banking association, solely in its capacity as the trustee (the "Trustee") for CHARMING SHOPPES MASTER TRUST (formerly known as Spirit of America Master Trust) (the "Seller"), FASHION SPC, INC., a Delaware corporation (the "Subordinated Purchaser"), SPIRIT OF AMERICA NATIONAL BANK, a national banking association ("Spirit"), as the owner (in such capacity, the "Owner") and the servicer (in such capacity, the "Servicer"), CITIBANK, N.A. ("Citibank"), a national banking association, and CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as agent for Citibank (the "Agent") and, as to Sections 2 and 5(b) hereof only, CHARMING SHOPPES, INC., a Pennsylvania corporation ("Charming Shoppes"), and FASHION SERVICE CORP., a Delaware corporation ("FSC").

                 Preliminary Statements. (1) The Seller and the Owner are parties to a Pooling and Servicing Agreement dated as of December 24, 1992 (the "Original PSA"), which the Seller and the Owner desire to amend and restate as of the date hereof pursuant to an Amended and Restated Pooling and Servicing Agreement dated as of December 24, 1992 (the "Restated PSA") in order to facilitate the issuance of Investor Certificates (as such term is defined in the Restated PSA);

                 (2) The Seller, the Subordinated Purchaser, the Owner, the Servicer, Citibank and CNAI as Agent, are parties to a Receivables Purchase Agreement (Parallel Purchase Commitment) dated as of December 24, 1992, as amended by Amendment No. 1 dated as of September 20, 1993 (the "PPC"; capitalized terms not otherwise defined herein shall have the meanings attributed to them in the PPC);

                 (3) FSC and Charming Shoppes have executed a Company Agreement dated December 24, 1992, as amended by Amendment No. 1 dated as of September 20, 1993 (the "Company Agreement"), in favor of Citibank and CNAI, as agent for Citibank; and

                 (4) The parties hereto desire to amend the PPC and the Company Agreement to reflect certain terms of the Amended and Restated PSA and to make certain other changes as set forth in Sections 1 and 2 hereof respectively.

                 NOW, THEREFORE, the parties agree as follows:

                 SECTION 1. Amendments to PPC. The PPC shall be amended as follows, which amendments shall be effective on the date on which all of the conditions precedent set forth in Section 3 shall be satisfied (the "Effective Date"):

                          (a) As a result of the change of name of Spirit of America Master Trust, all references in the PPC to the "Spirit of America Master Trust" shall be replaced by "Charming Shoppes Master Trust."

                          (b) As a result of the change of name of the Trustee, all references in the PPC to "First Fidelity Bank, N.A., Pennsylvania" shall be replaced by "First Fidelity Bank, National Association."

                          (c) Paragraph (9) of the Preliminary Statements is hereby amended by deleting the word "are" in line 8 and inserting in place thereof the word "is", and by deleting the phrase "this Agreement or in any such certificate or other document shall control" in lines 12 to 13 and inserting in place thereof the following:

                 "the Pooling and Servicing Agreement shall control, except that with respect to any such inconsistency between any such provision and Section 2 of this Agreement (including the defined terms used in such Section 2), this Agreement shall control."

                          (d) Paragraph (10) of the Preliminary Statements is hereby amended by deleting the phrase "the Agreement" in line 5 and inserting in place thereof the phrase "this Agreement."

                          (e) Section 1.06(a) is hereby amended by deleting the word "Servicer" in line 13 and inserting in place thereof the word "Owner."

                          (f) Section 1.06(b) is hereby amended by deleting the word "Servicer" in line 11 and inserting in place thereof the word "Owner."

                          (g) Section 1.07(a) is hereby amended by deleting the word "Servicer" in line 1 and inserting in place thereof the word "Owner."

                          (h) Section 1.07(b) is hereby amended by deleting the word "Servicer" in line 8 and inserting in place thereof the word "Owner" and by deleting the word "Owner" in line 9 and inserting in place thereof the word "Servicer."





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                          (i)  Article III is hereby amended by deleting the
         phrase "; SERVICING TRANSFER NOTICE" at the end of the Article caption thereof.

                          (j) Section 3.02 is hereby amended by deleting the text following the word "UCC" in line 16 thereof and inserting in place thereof the following:

                 "with respect to the Receivable Interests purchased by them hereunder and under other applicable law, which rights and remedies shall be cumulative; provided, however, that so long as any Investor Certificates shall be outstanding, the Agent and the Banks shall not exercise such other rights and remedies under the UCC and other applicable law unless the Agent shall have obtained and delivered to the Trustee an Opinion of Counsel to the effect that the exercise of such rights and remedies shall not materially and adversely affect the interests of the holders of the Investor Certificates."

                          (k) Section 3.03 is hereby amended by deleting it in its entirety.

                          (l) Section 4.01(i) is hereby amended by inserting the term "RPA" between the words "Eligible" and "Receivable" in line 5 thereof.

                          (m) Section 4.02(vi) is amended by deleting it in its entirety.

                          (n) Section 4.03 is amended by deleting it in its entirety and by inserting in place thereof the following:

                 "SECTION 4.03. Incorporation by Reference. Section 4.03 of the Receivables Purchase Agreement is hereby incorporated herein by this reference."

                          (o)  Section 4.04 is hereby added as follows:

                               "SECTION 4.04.  Incorporation by Reference.
                 Section 4.04 of the Receivables Purchase Agreement is hereby incorporated by this reference, except that each reference therein to a "Purchaser" shall be deemed to be a reference to a "Bank."

                          (p)  Section 4.05 is hereby added as follows:

                               "SECTION 4.05.   Repurchase of Purchaser
                 Receivable Interests. On any Distribution Date on or after the Commitment Termination Date, the Owner may, upon 30 days' prior notice to the Agent, purchase all, but not less than all, of the Purchaser Receivable





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                 Interests outstanding on such Distribution Date, in
                 accordance with the terms specified in Section 12.2(a) of the Pooling and Servicing Agreement, provided that on such Distribution Date (a) the Subordinated Purchaser Capital has not been reduced to zero, and (b) the sum of the Purchaser Capital plus the Subordinated Purchaser Capital is equal to or less than 5% of the highest Total Commitment theretofore in effect under this Agreement. The deposit required in connection with any such purchase shall be made to the Agent's Account, for the account of the relevant Bank(s), and shall be in an amount equal to the Purchaser Capital plus all Yield accrued thereon through the date of such purchase. The Owner shall also pay to the Agent, on the date of any such purchase, for the account of the Agent and the relevant Bank(s), as the case may be, all accrued fees, costs and expenses payable hereunder to the Agent and/or the Bank."

                          (q) Section 6.01(a) is amended by deleting the phrase "Series Representative" in line 3 and inserting in place thereof the phrase "Purchaser Representative."

                          (r) Section 6.01(b) is amended by deleting the phrase "Bank Representative" in line 5 and inserting in place thereof the phrase "Purchaser Representative."

                          (s) Section 7.01 is hereby amended by deleting it in its entirety and by inserting in place thereof the following:

                               "SECTION 7.01.  Amendments, Waivers, Etc.
                 (a) No amendment or waiver of any provision of this Agreement (including, without limitation any provision of the Receivables Purchase Agreement which is incorporated herein by reference) or consent to any departure by the Seller, the Owner, the Servicer or the Subordinated Purchaser therefrom shall be effective unless in a writing signed by the Owner, the Seller, the Servicer, the Subordinated Purchaser and the Agent, as agent for the Banks, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that so long as any Investor Certificates shall be outstanding, no such amendment shall become effective unless (i) the Owner shall have delivered an Opinion of Counsel to the Agent and the Trustee to the effect that such amendment shall not materially and adversely affect the interests of the holders of the Investor Certificates or (ii) S&P and Moody's shall have notified the Owner, the Servicer and the Trustee in writing that such action will not result in a reduction or withdrawal of their respective ratings on





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                 any Investor Certificates.  In addition, and so long as any
                 Investor Certificates shall be outstanding, (y) if such amendment relates to any of the provisions of Article II hereof (and regardless of whether an Opinion of Counsel has been delivered pursuant to clause (i) of the preceding sentence), S&P shall have notified the Owner, the Servicer and the Trustee in writing that such action will not result in a reduction or withdrawal of its rating on any Investor Certificates, and (z) if such amendment relates to any other provisions of this Agreement (other than an amendment the sole effect of which is to extend the Commitment Termination Date or to modify the terms of an Enhancement which is for the sole benefit of the Purchase Interests under this Agreement and the "Purchase Interests" under the Receivables Purchase Agreement), S&P shall have been given at least one Business Day's prior written notice of such amendment and S&P shall not have advised the Owner or the Servicer at the close of business on the Business Day following receipt of such notice that such action would result in a reduction or withdrawal of its rating on any Investor Certificates. Defined terms which are incorporated herein by reference from the Pooling and Servicing Agreement shall not be altered or affected by any subsequent amendment to the Pooling and Servicing Agreement which relates to such terms, unless the Agent shall have consented in writing to such amendment.

                                  (b)      No failure on the part of any Bank,
                 the Subordinated Purchaser or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right."


                          (t) Section 7.03(a) is hereby amended by deleting the phrase "from the Seller" in line 7 thereof.

                          (u) Section 7.05(a) is hereby amended by inserting the number "(i)" between the words "disclosed" and "to" and deleting the number "(i)" between the words "to" and "third" in line 6 thereof, and by deleting the phrase "and (ii) Mellon Bank, N.A.," in line 9 and inserting in place thereof the following:

                 "(ii) to independent financial rating agencies in connection with the rating of any Certificate Series issued or to be issued pursuant to the Pooling and Servicing Agreement, and
                 (iii) to."





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                          (v)  Section 7.08 is hereby amended by (i)
         deleting the word "and" in line 2 and replacing it with a comma, and
         (ii) adding the phrase "and 7.15" after the number "7.05" in line 2.

                          (w) Section 7.10 is hereby amended by deleting it in its entirety and by inserting in place thereof the following:

                          SECTION 7.10. Duties of the Trustee. The Trustee hereby agrees to (i) perform its duties and obligations as set forth in the Pooling and Servicing Agreement and (ii) promptly take each action which the Agent may specify (in accordance with Section 11.14(a) (or any other applicable Section of the Pooling and Servicing Agreement) to enforce the Pooling and Servicing Agreement for the benefit of the Banks, any other receivables purchasers, and any holders of Investor Certificates, all with reasonable care and diligence and in accordance with applicable laws, rules and regulations and the Pooling and Servicing Agreement.

                          (x) Section 7.12 is hereby amended by deleting it in its entirety and inserting in place thereof the following:

                          "SECTION 7.12.  Third Party Beneficiaries.  (a) Each
                 of the Seller and the Owner hereby acknowledge that the Agent, for the ratable benefit of the Banks, and the Banks are, to the extent of the Banks' rights and obligations under this Agreement, intended to be third party beneficiaries under
                 Section 13.13 of the Pooling and Servicing Agreement.

                 (b) No "Investor Certificateholder" or "Enhancement Provider" (in each case as defined in the Pooling and Servicing Agreement) shall be a third-party beneficiary of this Agreement or have any benefit or any legal or equitable right, remedy or claim under this Agreement."

                          (y) New Sections 7.14, 7.15 and 7.16 are hereby added as follows:

                               "SECTION 7.14.  No Proceedings.  Each of the
                 Agent, the Owner, the Servicer, each Bank, each assignee of a Purchaser Receivable Interest or any interest therein and each entity which enters into a commitment to purchase Purchaser Receivable Interests or interests therein hereby agrees that it will not institute against the Trust any proceeding of the type referred to in paragraph (g) of Exhibit VI so long as any Investor Certificate shall be outstanding or there shall not have elapsed one year plus one day since the





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                 last day on which any Investor Certificate shall have been outstanding.


                                  SECTION 7.15.  Limited Recourse.  (a)  In no
                 event will any Bank have any right or interest in the Trust to the extent allocated to the holder of Investor Certificates or attributable to the receivables purchase interest of any other Receivables Purchaser. Notwithstanding any other provision herein or in any other agreement or instrument, the Agent, on behalf of each Bank, confirms that it and each Bank has no interest in and will make no claim on, or otherwise interfere with, distributions of Collections allocated to any Investor Certificates or attributable to any other Receivables Purchasers under the Pooling and Servicing Agreement, any Supplement or any other receivables purchase agreement.

                                  (b)  Notwithstanding any claim that any Bank
                 or the Agent may have hereunder, no such claim shall be payable from any Collections other than those attributable to the Purchase Interests pursuant to Section 2.01 and, as to all claims that any Bank or the Agent may have hereunder against the Trust, no such claim shall be payable other than from Allocable Finance Charge Collections, Allocable Principal Collections and the Allocation Percentage of Recoveries of Pool Receivables attributable to the Purchase Interests pursuant to Section 2.01. Nothing contained in this Section, however, shall limit or affect any claim that any Bank or the Agent may have hereunder against the Owner or the Servicer for any obligations under this Agreement which are direct obligations of the Owner or the Servicer.

                                  Section 7.16.    Limitation on Rights of
                 Banks. It is understood and intended, and upon the purchase of each Purchaser Receivable Interest the Agent and each Bank shall be deemed to have expressly covenanted and agreed with every other Receivables Purchaser and holder of an Investor Certificate and the Trustee, that the Purchaser Receivable Interests and the Investor Certificates shall rank pari passu among one another and amongst themselves (except for any Enhancement that may apply to only the Purchaser Receivable Interests or one series of Investor Certificates) and neither the Agent nor any Bank shall have any right hereunder or under the Pooling and Servicing Agreement (i) to surrender, waive, impair, disturb or prejudice the rights of any other Receivables Purchasers or the holders of the Investor Certificates, (ii) to obtain or seek to obtain priority over or preference to any other





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                 Receivables Purchaser or holder of an Investor Certificate or
                 (iii) to enforce any right under this Agreement or the Pooling and Servicing Agreement against the Seller, except in the manner provided in the Pooling and Servicing Agreement and for the equal, ratable and common benefit of all Receivables Purchasers and holders of Investor Certificates and except (x) as otherwise expressly provided in the Pooling and Servicing Agreement or (y) to the extent this Agreement creates independent and non-duplicative rights against the Seller.
                 For the protection and enforcement of the provisions of this Section, each and every Receivables Purchaser and holder of an Investor Certificate and the Trustee shall be entitled to such relief as can be given either at law or in equity."

                          (z)  Exhibit I, paragraph (1) is amended as follows:

                                  (i)  The definition of "Agent's Account" is
                          amended by adding at the end thereof the sentence:
                          "The Agent's Account is the "Series Account" referred to in the Pooling and Servicing Agreement for the Receivables Purchase Series arising in connection with the Agreement."

                                  (ii)  The definition of "Pooling and
                          Servicing Agreement" is amended by deleting it in its entirety and by adding in place thereof the following:

                                  "'Pooling and Servicing Agreement' means the Amended and Restated Pooling and Servicing Agreement dated as of December 24, 1992 as amended and restated as of May 4, 1994 among Spirit, as the seller, Spirit as the Servicer and First Fidelity Bank, National Association (formerly known as First Fidelity Bank, N.A., Pennsylvania, and prior to that known as Fidelity Bank, National Association), as the Trustee, as the same may, from time to time, be amended, restated, modified or supplemented."

                                  (iii) The definition of "Purchase Interests" is hereby amended by inserting the phrase "and 'Receivables Purchase Series Interest'" in line 5 thereof after the phrase "Receivables Purchase Interest."

                                  (iv) The definition of "Receivables Purchase Agreement" is amended by adding the phrase "as





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                          amended and restated as of May __, 1994" following
                          the word "hereof" in line 2.

                                  (v)  The definition of "Subordinated
                          Purchaser Capital" is amended by deleting the phrase "and plus (e)" in line 17 and inserting in place thereof the clause "minus (e) an amount equal to the aggregate amount by which Subordinated Purchaser Capital has been reduced on all prior Distribution Dates pursuant to Section 2.07(a) of the Agreement, and plus (f)," and by deleting the phrase "and (d)" at the end thereof and inserting in place thereof the phrase ", (d) and (e)."

                                  (vi)  The definition of "Trustee" is amended
                          by deleting it in its entirety and adding in place thereof the following:

                                  "'Trustee' means, initially, First Fidelity
                                  Bank, National Association (formerly known as First Fidelity Bank, N.A., Pennsylvania, and prior to that known as Fidelity Bank, National Association), a national banking association, as the trustee under the Pooling and Servicing Agreement, and each other Person who shall succeed to the functions of First Fidelity Bank, National Association pursuant to the terms of the Pooling and Servicing Agreement."

                          (aa) Exhibit I, paragraph 2 is amended by adding the following sentence after the third sentence thereof:

                          "The reference to the "Parallel Purchase Commitment" in the definition of "Collection" incorporated in the Agreement by reference shall be deemed to be a reference to the Receivables Purchase Agreement."

                          (bb) Exhibit I, paragraph (3) is amended by adding the following definitions:

                          "Investor/Purchaser Percentage" means the Allocation Percentage.

                          "Receivables Purchase Interest" and "Receivables Purchase Series Interest" mean the Purchase Interests.

                          "Receivables Purchaser Monthly Servicing Fee" means the Servicer Fee.





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                          "Series Servicing Fee Percentage" means the Servicing
                          Fee Rate.

                          "Series Termination Date" means the Final
                          Distribution Date.

                          (cc) Exhibit IV is amended by deleting the word "and" in line 4 and adding the following clause at the end thereof:

                          "and (iii) each reference therein to the "Parallel Purchase Commitment" shall be deemed to be a reference to the "Receivables Purchase Agreement."

                 SECTION 2.  Amendments to the Company Agreement.  (a)
The Company Agreement shall be amended, effective as of the Effective Date, as follows:

                          (i) As a result of the change of name of Spirit of America Master Trust, all references in the Company Agreement to the "Spirit of America Master Trust" shall be replaced by "Charming Shoppes Master Trust."

                          (ii) As a result of the change of name of the Trustee, all references in the Company Agreement to "First Fidelity Bank, N.A., Pennsylvania" shall be replaced by "First Fidelity Bank, National Association."

                          (iii)  Sections 1, 2, 3 and 4 of the Company
         Agreement are each amended by inserting the words "the Owner", immediately before each appearance of the words "the Servicer" in such Sections.

                          (iv) Each reference in the Company Agreement to "the PPC", "thereunder", "thereof" or words of like import referring to the PPC shall mean and be a reference to the PPC, as amended by this Amendment Agreement, and as the same may be further amended or restated from time to time.

                          (b)  Each of Charming Shoppes and FSC (i) agrees that
the Company Agreement applies to the PPC, as amended by this Amendment Agreement, and (ii) ratifies and confirms the Company Agreement in all respects (subject, in the case of representations and warranties, to Section 3 (b) of this Amendment Agreement) and agrees that the Company Agreement, as amended hereby, shall remain in full force and effect in accordance with its terms.


                 SECTION 3. Conditions Precedent. The effectiveness of the amendments set forth in Section 1 is subject to the conditions precedent that the Agent shall have received each of the following, in form and substance satisfactory to the Agent:





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                 (a)      Certified copies of any necessary corporate action of
the Trustee approving the Restated PSA and this Amendment Agreement and certified copies of all documents evidencing other necessary government approvals, if any, with respect to the Restated PSA and this Amendment
Agreement and certification of the names and true signatures of the officers of the Trustee authorized to sign the Restated PSA and this Amendment Agreement on behalf of the Seller and the other documents to be delivered by the Seller hereunder;

                 (b) Certified copies of the resolutions of the Board of Directors of the Subordinated Purchaser approving this Amendment Agreement, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment Agreement, and certification of the names and true signatures of the officers of the Subordinated Purchaser authorized to sign this Amendment Agreement and the other documents to be delivered by the Subordinated Purchaser hereunder;

                 (c) Certified copies of the resolutions of the Board of Directors of the Servicer and the Owner approving the Restated PSA and this Amendment Agreement, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Restated PSA and this Amendment Agreement, and certification of the names and true signatures of the officers of the Servicer and the Owner authorized to sign the Restated PSA and this Amendment Agreement and the other documents to be delivered by the Servicer and the Owner hereunder;

                 (d)  A fully executed copy of the Restated PSA;

                 (e) A copy of the Series 1994-1 Supplement to the Pooling and Servicing Agreement;

                 (f) Favorable opinions of counsel for the Trustee, the Owner, the Servicer and the Subordinated Purchaser as to the Restated PSA and this Amendment Agreement and such other matters as the Agent may reasonably request;

                 (g) UCC financing statement amendments reflecting the change in the name of the Trustee and the Charming Shoppes Master Trust with respect to each relevant UCC financing statement filed pursuant to the Original PSA and the Receivables Purchase Agreement;

                 (h) Consents from each bank which has entered into a parallel asset purchase agreement with the Agent with respect to the PPC;

                 (i) A revised Store Payment Notice, duly executed by the Owner;





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
                 (j) A letter agreement with respect to the Depositary Agreement, duly executed by the Owner and the Seller and duly acknowledged by each Depositary Bank; and

                 (k) such other approvals, opinions or documents as the Agent may reasonably request.


                 SECTION 4. Consent to Restated PSA. Pursuant to Section 13.1(b) of the Original PSA, the Agent, as the Bank Representative under the PPC, consents as of the Effective Date to the amendments effected pursuant to the Restated PSA.


                 SECTION 5. Representations and Warranties. (a) Each of the Trustee, the Owner, the Servicer and the Subordinated Purchaser confirms that each of the representations and warranties made by it contained in Exhibit III to the PPC, as amended by this Amendment Agreement, is correct on and as of the date hereof as though made on and as of this date.

                 (b) Each of Charming Shoppes and FSC confirms that each of the representations and warranties made by it contained in Section 5 of the Company Agreement, after giving effect to this Amendment Agreement, is correct on and as of the date hereof as though made on and as of this date.


                 SECTION 6. Costs and Expenses. The Owner agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent.


                 SECTION 7. Confirmation of PPC. Except as herein expressly amended, the PPC is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the PPC to "this Agreement" shall mean the PPC as amended by this Amendment Agreement, and as hereinafter amended or restated. In accordance with the last sentence of paragraph 2 of Exhibit I to the PPC, the Agent hereby consents to the Amendment and Restatement as of the Effective Date of the Receivables Purchase Agreement.


                 SECTION 8. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.





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
                 SECTION 9. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.


                 IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


         SELLER:                       FIRST FIDELITY BANK, NATIONAL ASSOCIATION
                                            (formerly known as Fidelity Bank,
                                            National Association),
                                            not in its individual capacity but
                                            solely as the Trustee for
                                            CHARMING SHOPPES MASTER TRUST
                                            (formerly known as Spirit of America
                                            Master Trust)


                                           By:
                                              ---------------------------------
                                                   Title: Vice President


         SUBORDINATED
           PURCHASER:                      FASHION SPC, INC.



                                           By:
                                              ---------------------------------
                                               Title:
                                                     --------------------------



         OWNER/SERVICER:                   SPIRIT OF AMERICA NATIONAL BANK,
                                             as the Owner and the Servicer



                                           By:
                                              ---------------------------------
                                               Title:
                                                     --------------------------





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
         AGENT:                            CITICORP NORTH AMERICA, INC.,
                                             as Agent


                                           By:
                                              ---------------------------------
                                                     Vice President


         CITIBANK:                         CITIBANK, N.A.
                                           By:     Citicorp North America, Inc.,
                                                   as Attorney-in-Fact


                                           By:
                                              ---------------------------------
                                                     Vice President


ACKNOWLEDGED AND AGREED AS TO
  SECTIONS 2 AND 5(b) ONLY:

         CHARMING SHOPPES:                 CHARMING SHOPPES, INC.


                                           By:
                                              ---------------------------------
                                               Title:
                                                     --------------------------


         FSC:                              FASHION SERVICE CORP.


                                           By:
                                              ---------------------------------
                                               Title:
                                                     --------------------------





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